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                                                                    EXHIBIT 10.5


                                 KENNAMETAL INC.
                         DIRECTORS STOCK INCENTIVE PLAN

                       (AS AMENDED THROUGH JULY 26, 1999)



                                    ARTICLE I
                               GENERAL PROVISIONS


         SECTION 1.1. ESTABLISHMENT AND PURPOSE. There is hereby established the Kennametal Inc. Directors Stock Incentive Plan (the "Plan") pursuant to which each director of Kennametal Inc. (the "Company") or of a Qualifying Subsidiary (as hereinafter defined) who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible: (a) to elect to receive shares of the Company's capital stock, par value $1.25 per share (the "Capital Stock"), in lieu of cash compensation; and (b) through an election to defer receipt of any compensation to be earned by such Non-Employee Director made under the Kennametal Inc. Deferred Fee Plan for Outside Directors or the deferred compensation plan of such Qualifying Subsidiary (the "Deferred Compensation Plan"), to have Kennametal Stock Credits or JLK Stock Credits (as hereinafter defined) credited to an account established for such Non-Employee Director by the Company. The purpose of the Plan is to assist the Company in attracting, retaining and motivating highly qualified Non-Employee Directors and to promote identification of, and align Non-Employee Directors' interests more closely with, the interests of the stockholders of the Company.

         SECTION 1.2. DEFINITIONS. In addition to the terms previously or hereafter defined herein, the following terms when used herein shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of the Company.

         "Committee" shall mean the committee of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Committee shall be the Committee on Executive Compensation of the Board.

         "Company Stock Credit" shall mean a credit that is equivalent to one share of Capital Stock.

         "Compensation" shall mean all remuneration paid to a Non-Employee Director for service as such that is not deferred pursuant to the Deferred Compensation Plan.

         "Deferred Compensation" shall mean all remuneration paid to a Non-Employee Director for service as such that is deferred pursuant to the Deferred Compensation Plan.

         "Fair Market Value" shall mean: (a) with respect to Capital Stock, as of any date, the mean of the highest and lowest sales prices for the Capital Stock as reported in the New York Stock Exchange--Composite Transactions reporting system for the date in question or, if no sales were effected on such date, on the next preceding date on which sales were effected; and (b)


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with respect to Class A Common Stock of JLK Direct Distribution Inc. ("JLK"), as
of any date, the mean of the highest and lowest sales prices for the Class A Common Stock of JLK as reported in the New York Stock Exchange--Composite Transactions reporting system for the date in question or, if no sales were effected on such date, on the next preceding date on which sales were effected.

         "JLK Stock Credit" shall mean a credit that is equivalent to one share of Class A Common Stock of JLK.

         "Plan Year" shall mean the twelve-month period beginning January 1 and ending December 31 in any particular year.

         "Qualifying Subsidiary" shall mean JLK and any other direct or indirect subsidiary of the Company which has been designated as being eligible to participate in the Plan by the Committee.

         "Stock Credit" shall mean either a Company Stock Credit or a JLK Stock Credit, as the case may be.

         SECTION 1.3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall serve at the pleasure of the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be deemed the acts of the Committee. The Committee is authorized to interpret and construe the Plan, to make all determinations and take all other actions necessary or advisable for the administration of the Plan, and to delegate to employees of the Company or any subsidiary the authority to perform administrative functions under the Plan; provided, however, that the Committee shall have no authority to determine the persons entitled to receive Capital Stock or Stock Credits under the Plan nor the timing, amount or price of Capital Stock or Stock Credits issued under the Plan.


         SECTION 1.4. ELIGIBILITY. An individual who is a Non-Employee Director shall be eligible to participate in the Plan.

         SECTION 1.5. CAPITAL STOCK SUBJECT TO THE PLAN. The maximum number of shares of Capital Stock that may be issued pursuant to the Plan is 75,000. Capital Stock to be issued under the Plan may be either authorized and unissued shares of Capital Stock or shares of Capital Stock held in treasury by the Company.


                                   ARTICLE II
                           ELECTIONS AND DISTRIBUTIONS


         SECTION 2.1. ELECTIONS TO RECEIVE CAPITAL STOCK FROM COMPENSATION. Any Non-Employee Director may elect to receive Capital Stock under this Plan in lieu of all or a portion of the Compensation otherwise payable to such Non-Employee Director in any Plan Year beginning



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with the Plan Year commencing January 1, 1993 (a "Stock Acquisition Election").
If a Non-Employee Director makes a Stock Acquisition Election, the Non-Employee Director shall receive, on the date that the Compensation otherwise would have been paid, the number of shares of Capital Stock that could have been purchased on that date based on the amount of Compensation subject to the Stock Acquisition Election and the Fair Market Value of the Capital Stock on that date, rounded up to the nearest whole share. In the absence of a Stock Acquisition Election, all Compensation shall be paid to the Non-Employee Director in cash in accordance with the Company's policies and procedures. Certificates for Capital Stock acquired by the Non-Employee Director pursuant to a Stock Acquisition Election shall be issued quarterly following the period during which such Capital Stock is acquired, as provided above.

         SECTION 2.2. ELECTIONS TO RECEIVE COMPANY STOCK CREDITS FROM DEFERRED COMPENSATION. Any Non-Employee Director may elect to receive Company Stock Credits under this Plan in any Plan Year with respect to all or a portion of the Deferred Compensation credited to the Non-Employee Director in that Plan Year, beginning with the Plan Year commencing January 1, 1993 (a "Company Stock Credit Election"). If a Non-Employee Director makes a Company Stock Credit Election, an account established for the Non-Employee Director and maintained by the Company shall be credited with that number of Company Stock Credits equal to the number of shares of Capital Stock (including fractions of a share to four decimal places) that could have been purchased with the amount of Deferred Compensation subject to a Company Stock Credit Election based on the Fair Market Value of the Capital Stock on the day that the Deferred Compensation is credited under the Deferred Compensation Plan. A Company Stock Credit Election shall be valid in any period only if the Non-Employee Director has elected to participate in the Deferred Compensation Plan for such period.


         SECTION 2.3. ELECTIONS TO RECEIVE JLK STOCK CREDITS FROM DEFERRED COMPENSATION. Any Non-Employee Director may elect to receive JLK Stock Credits under this Plan in any Plan Year with respect to all or a portion of the Deferred Compensation credited to the Non-Employee Director in that Plan Year (a "JLK Stock Credit Election"). If a Non-Employee Director makes a JLK Stock Credit Election, an account established for the Non-Employee Director and maintained by the Company shall be credited with that number of JLK Stock Credits equal to the number of shares of Class A Common Stock of JLK (including fractions of a share to four decimal places) that could have been purchased with the amount of Deferred Compensation subject to a JLK Stock Credit Election based on the Fair Market Value of the Class A Common Stock of JLK on the day that the Deferred Compensation is credited under the Deferred Compensation Plan. A JLK Stock Credit Election shall be valid in any period only if the Non-Employee Director has elected to participate in the Deferred Compensation Plan for such period.

         SECTION 2.4. TERMS AND CONDITIONS OF ELECTIONS. A Stock Acquisition Election, Company Stock Credit Election or a JLK Stock Credit Election (an "Election") shall be subject to the following terms and conditions:

                  (a) An Election shall be in writing and shall be irrevocable; and



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                  (b) An Election may be made on or before December 31, 1992, to take effect on January 1, 1993; thereafter, an Election shall be effective for any Plan Year only if made on or prior to the June 30 immediately preceding the commencement of such Plan Year, provided, however, that with respect to any JLK Stock Credit Election by a director of JLK with respect to the Plan Year ending December 31, 1997, an Election may be made prior to the time that the Director is entitled to payment of compensation for such period and shall be effective when made; and

                  (c) An Election shall remain in effect for all future Plan Years unless terminated or changed pursuant to an Election made on or prior to June 30 to take effect for the next Plan Year.

         SECTION 2.5. ADJUSTMENT OF STOCK CREDIT ACCOUNTS.

                  (a) Cash Dividends--As of the date that any cash dividend is paid to stockholders of the Company or JLK, the applicable Stock Credit account of the Non-Employee Director shall be credited with additional Stock Credits equal to the number of shares of stock underlying such Stock Credit (including fractions of a share to four decimal places) that could have been purchased on that date with the dividends paid on the underlying shares based on the Fair Market Value of the Capital Stock or JLK Class A Common Stock, as the case may be, on that date.

                  (b) Stock Dividends--In the event that a stock dividend shall be paid upon the stock underlying the Stock Credit Account, the number of Stock Credits in the Non-Employee Director's applicable Stock Credit account shall be adjusted by adding thereto additional Stock Credits equal to the number of shares of the underlying stock which would have been distributable on such stock represented by Stock Credits if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.

                  (c) Other Adjustments--In the event that the outstanding shares of Capital Stock or Class A Common Stock of JLK, as the case may be, shall be changed into or exchanged for a different number or kind of shares of stock or other securities whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted, for the shares of stock underlying the Stock Credits, the number and kind of shares of stock or other securities which would have been substituted therefor if the underlying shares had been outstanding on the date fixed for determining the stockholders entitled to receive such changed or substituted stock or other securities.

                      In the event there shall be any change, other than specified in this Section 2.5, in the number or kind of outstanding shares of stock underlying the Stock Credits or of any stock or other securities into which such underlying capital stock shall be changed or for which it shall have been exchanged, then, if the Board of Directors shall determine, in its discretion, that such change equitably requires an adjustment in the number of Stock Credits,



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         such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of the Plan and on each outstanding Stock Credit account.

         SECTION 2.6. CHANGE IN CONTROL. In the event of any threatened or actual change in control of the Company, issued and outstanding shares of Capital Stock shall be substituted for the Company Stock Credits in each Non-Employee Director's Stock Credit account, and such Capital Stock shall be transferred and delivered to such Non-Employee Director and the value of JLK Stock Credits in each Non-Employee Director's Stock Credit account shall be paid to such Non-Employee Director in cash.

         SECTION 2.7. DISTRIBUTION OF COMPANY STOCK CREDITS. Unless a Non-Employee Director has selected a different payment option as set forth below, as soon as practicable following the date that such Non-Employee Director ceases (other than by reason of such Non-Employee Director's death) to be a Non-Employee Director (hereinafter, "retirement"), the Company shall issue to such Non-Employee Director that number of shares of Capital Stock equal to the whole number of Company Stock Credits in such Non-Employee Director's Company Stock Credit account and cash equal to the fractional Company Stock Credits in such account multiplied by the Fair Market Value of the Capital Stock as of the date of retirement. A Non-Employee Director may elect to receive the Capital Stock represented by the Company Stock Credits in such Non-Employee Director's Company Stock Credit account in monthly or annual installments beginning after retirement from the Board by written notification to the Company of such elected payment option and may modify any such election by a subsequent written notification to the Company; provided, however, that the Company shall be required to effect any such written notification only if submitted to the Company no fewer than twelve months prior to such Non-Employee Director's retirement from the Board. Notwithstanding the foregoing, the Committee, in its sole discretion, shall have the right to pay a Non-Employee Director a cash amount equal to the value of the Company Stock Credits, in lieu of distributing Capital Stock.

         SECTION 2.8. DISTRIBUTION OF JLK STOCK CREDITS. Unless a Non-Employee Director has selected a different payment option as set forth below, as soon as practicable following the retirement of such Non-Employee Director, the Company shall pay the Non-Employee Director a cash amount equal to the value of JLK Stock Credits in such Non-Employee Director's account. A Non-Employee Director may elect to receive the Capital Stock represented by the JLK Stock Credits in such Non-Employee Director's JLK Stock Credit account in monthly or annual installments beginning after retirement from the Board by written notification to the Company of such elected payment option and may modify any such election by a subsequent written notification to the Company; provided, however, that the Company shall be required to effect any such written notification only if submitted to the Company no fewer than twelve months prior to such Non-Employee Director's retirement from the Board.

         SECTION 2.9. DISTRIBUTIONS ON DEATH. In the event of the death of a Non-Employee Director, whether before or after cessation of service as a Non-Employee Director, the Stock Credit account to which he or she was entitled shall be converted to cash and distributed in a lump sum to such person or persons or the survivors thereof, including corporations, unincorporated associates or trusts, as the Non-Employee Director may have designated. All



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such designations shall be made in writing, signed by the Non-Employee Director and delivered to the Company. A Non-Employee Director may from time to time revoke or change any such designation by written notice to the Company. If there is no unrevoked designation on file with the Company at the time of the Non-Employee Director's death, or if the person or persons designated therein shall have all predeceased the Non-Employee Director or otherwise ceased to exist, such distributions shall be made to the Non-Employee Director's estate. Any distribution under this Section 2.9 shall be made as soon as practicable following notification to the Company of the Non-Employee Director's death. In any case in which the Non-Employee Director's Stock Credit account is to be converted to cash pursuant to this Section 2.9, such cash amount shall be determined by multiplying the number of whole and fractional shares of Capital Stock or Class A Common Stock of JLK, as the case may be, to which the Non-Employee Director's Stock Credit account is equivalent by the Fair Market Value of the shares underlying such account on the date of death.

         SECTION 2.10. CONVERSION OF DEFERRED COMPENSATION TO STOCK CREDITS. The Committee may, in its discretion, permit a Non-Employee Director to convert Deferred Compensation already credited to such Non-Employee Director's cash account to Stock Credits (a "Conversion Election"). Any such election and the related conversion shall occur only during specified periods designated by the Committee and shall become effective on the date such election is delivered to the Company. If a Non-Employee Director makes a Conversion Election, such Non-Employee Director's Stock Credit account will be credited with that number of Stock Credits equal to the number of shares of Capital Stock or JLK Class A Common Stock, as the case may be, underlying the Stock Credit Account (including fractions of a share to four decimal places) that could have been purchased with the amount of Deferred Compensation subject to the Conversion Election based on the Fair Market Value of the underlying stock on the day that the Conversion Election is made.


                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         SECTION 3.1. AMENDMENT AND DISCONTINUANCE. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto. The Board of Directors may, in its discretion, submit any proposed amendment to the Plan to the stockholders of the Company for approval and shall submit proposed amendments to the Plan to the stockholders of the Company for approval if such approval is required in order for the Plan to comply with Rule 16b-3 of the Exchange Act (or any successor rule).

         SECTION 3.2. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange



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Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

         SECTION 3.3. COMPLIANCE WITH SECTION 16. With respect to persons subject to Section 16 of the Exchange Act in relation to the Company, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any provision of the Plan or any action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Committee.

         SECTION 3.4. NON-ALIENATION OF BENEFITS. No right or interest of a Non-Employee Director in a Stock Credit account under the Plan may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of except as expressly provided in the Plan; and no interest or benefit of any Non-Employee Director under the Plan shall be subject to the claims of creditors of the Non-Employee Director.

         SECTION 3.5. WITHHOLDING TAXES. To the extent required by applicable law or regulation, each Non-Employee Director must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the receipt of Capital Stock or Stock Credits under the Plan before the Company shall be required to deliver to the Non-Employee Director cash or a certificate for Capital Stock free and clear of all restrictions under the Plan, as the case may be.

         SECTION 3.6. FUNDING. Except as provided in Section 2.6 hereof, no obligation of the Company under the Plan shall be secured by any specific assets of the Company, nor shall any assets of the Company be designated as attributable or allocated to the satisfaction of any such obligation. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

         SECTION 3.7. GOVERNING LAW. The Plan shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania.

         SECTION 3.8. EFFECTIVE DATE OF PLAN. The Plan became effective upon approval and adoption of the Plan by the holders of a majority of the outstanding shares of Capital Stock of the Company at the 1992 annual meeting of stockholders.




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